Exhibit 99.1

WebMediaBrands Inc. Reports Financial Results

For Its Third Quarter Ended September 30, 2012

(New York, NY – October 24, 2012) -- WebMediaBrands Inc. (Nasdaq: WEBM) today reported financial results for the quarter ended September 30, 2012.

Highlights for the third quarter of 2012 include:

•	Revenues for the third quarter of 2012 were $2.9 million and revenues from research and advertising increased 13% and 12%, respectively, compared to the same period last year.

•	Net loss for the third quarter of 2012 was $1.2 million. Non-GAAP loss, excluding interest, taxes, depreciation, amortization and stock-based compensation expense, or EBITDA, was $773,000 during the third quarter of 2012, and included severance-related costs and a loss on the sale of certain assets totaling $352,000. We track the EBITDA metric and present it here because we believe it helps in the analysis of the performance of our core operations. Non-cash stock-based compensation expense was $121,000 during the third quarter of 2012.

“The third quarter results were anticipated and were discussed in both our first and second quarterly conference calls,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands, Inc. “Our third quarter results are typically impacted by the fewer number of trade shows we hold and by the type of education courses we offer. We have continued to invest in our product offerings, specifically with our research business. In addition, we have identified cost efficiencies in certain areas of the business and we have entered into a new lease for our New York City location, which will reduce our annual lease expense by more than $250,000,” added Meckler.

WebMediaBrands Inc. Third Quarter 2012 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2012 third quarter results on Wednesday, October 24, 2012 at 5:00 pm ET.

The conference call number is 888-452-4023 for domestic participants and 719-325-2329 for international participants; confirmation code “6944647.”   Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Monday, October 29, 2012. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code “6944647.”

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WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Operations

For the Three and Nine Months Ended September 30, 2012 and 2011

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues	$2,917	$3,008	$10,642	$9,054
Cost of revenues	1,678	1,686	5,830	5,257
Advertising, promotion and selling	614	472	1,920	1,537
General and administrative	1,306	1,359	3,938	4,080
Depreciation	78	77	238	242
Amortization	137	160	409	371
Contingent acquisition consideration	–	–	–	329
Total operating expenses	3,813	3,754	12,335	11,816

Operating loss	(896)	(746)	(1,693)	(2,762)
Other loss, net	(213)	(4)	(216)	(7)
Interest income	1	1	3	41
Interest expense	(63)	(178)	(209)	(535)

Loss before income taxes	(1,171)	(927)	(2,115)	(3,263)
Provision (benefit) for income taxes	11	(437)	30	(417)

Net loss	$(1,182)	$(490)	$(2,145)	$(2,846)
Loss per share:
Basic net loss	$(0.20)	$(0.08)	$(0.36)	$(0.49)
Diluted net loss	$(0.20)	$(0.08)	$(0.36)	$(0.49)

Weighted average shares used in computing loss per share:
Basic	6,009	6,082	5,983	5,765
Diluted	6,009	6,082	5,983	5,765

Shares outstanding and per share data have been adjusted to give effect to the one-for-seven reverse stock split implemented on August 16, 2012.

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WebMediaBrands Inc.

Consolidated Condensed Balance Sheets

September 30, 2012 and December 31, 2011

(in thousands, except share and per share amounts)

	September 30, 2012 (Unaudited)	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$2,479	$3,438
Accounts receivable, net of allowances of $37 and $11, respectively	617	489
Prepaid expenses and other current assets	583	575
Total current assets	3,679	4,502

Property and equipment, net of accumulated depreciation of $1,582 and $1,350, respectively	346	477
Intangible assets, net of accumulated amortization of $1,109 and $722, respectively	2,403	2,626
Goodwill	15,116	15,116
Investments and other assets	794	1,146
Total assets	$22,338	$23,867

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$362	$367
Accrued payroll and related expenses	397	391
Accrued expenses and other current liabilities	476	662
Deferred revenues	1,555	1,288
Total current liabilities	2,790	2,708

Loan from related party	7,647	7,647
Deferred revenues	20	22
Deferred income taxes	470	444
Other long-term liabilities	63	60
Total liabilities	10,990	10,881

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $.01 par value, 18,750,000 shares authorized, 6,128,879 and 6,077,957 shares issued and 6,009,594 and 5,958,672 shares outstanding at September 30, 2012 and December 31, 2011, respectively	61	61
Additional paid-in capital	289,543	289,036
Accumulated deficit	(277,760)	(275,615)
Treasury stock, 119,285 shares at cost	(496)	(496)
Total stockholders’ equity	11,348	12,986
Total liabilities and stockholders’ equity	$22,338	$23,867

Shares outstanding and per share data have been adjusted to give effect to the one-for-seven reverse stock split implemented on August 16, 2012.

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WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Cash Flows

For the Nine Months Ended September 30, 2012 and 2011

(in thousands)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net loss	$(2,145)	$(2,846)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	647	613
Stock-based compensation	380	372
Provision for losses on accounts receivable	27	15
Amortization of debt issuance costs	27	22
Other, net	210	(3)
Deferred income taxes	25	(422)
Changes in assets and liabilities (net of businesses acquired):
Accounts receivable, net	(155)	(53)
Prepaid expenses and other assets	130	434
Accounts payable, accrued expenses and other liabilities	(195)	(566)
Deferred revenues	265	309
Net cash used in operating activities	(784)	(2,125)
Cash flows from investing activities:
Purchases of property and equipment	(91)	(39)
Acquisitions of businesses, assets and other	(186)	(9,020)
Net cash used in investing activities	(277)	(9,059)
Cash flows from financing activities:
Debt issuance costs	(23)	–
Repayment of borrowings from related party	–	(50)
Proceeds from exercise of stock options	125	144
Net cash provided by financing activities	102	94
Net decrease in cash and cash equivalents	(959)	(11,090)
Cash and cash equivalents, beginning of period	3,438	12,970
Cash and cash equivalents, end of period	$2,479	$1,880

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About WebMediaBrands Inc.

WebMediaBrands Inc. (http://www.webmediabrands.com) is a leading Internet media company that provides content, education, and career services to social media, traditional media, and creative professionals through a portfolio of vertical online properties, communities, and trade shows. The Company's online business includes: (i) mediabistro.com, a leading blog network providing content, education, community, and career resources (including the industry's leading online job board) about major media industry verticals including new media, social media, Facebook, TV news, advertising, public relations, publishing, design, and mobile; (ii) InsideNetwork.com, a leading network of online properties providing original market research, data services, news, and job listings on the Facebook platform, on social gaming, and on mobile applications ecosystems; and (iii) SemanticWeb.com, a leading blog providing content, education, community resources and career resources on the commercialization and application of Semantic Technologies, Linked Data and Big Data. The Company's online business also includes community, membership and e-commerce offerings including a freelance listing service, a marketplace for designing and purchasing logos (stocklogos.com) and premium membership services. The Company's trade show and educational offerings include conferences, online and in-person courses, and video subscription libraries on topics covered by the Company's online business.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: general economic conditions; the competitive environment in which WebMediaBrands competes; and the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices.  For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Caitlin McKinney

press@webmediabrands.com

212-547-7870

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